                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                             KINETIC CONCEPTS, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, $.001 par value per share ("Shares"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Boston EquiServe, L.P., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail to the Depositary. See "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:

                             BOSTON EQUISERVE, L.P.

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
           By Mail:                       By Hand:                 By Overnight Courier:

    Boston EquiServe, L.P.            BankBoston, N.A.               BankBoston, N.A.
   Corporate Reorganization         Securities Transfer &         Boston EquiServe, L.P.
     Post Office Box 8029         Reporting Services, Inc.       Corporate Reorganization
     Boston, MA 02266-8029         55 Broadway, 3rd Floor            150 Royall Street
                                     New York, NY 10006             Mail Stop 45-01-40
                                    Attn: Delivery Window            Canton, MA 02021
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION,
WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Kinetic Concepts Inc., a Texas corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 8, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "THE TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

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
Number of Shares:                                ---------------------------------------------

  ---------------------------------              ---------------------------------------------
                                                 SIGNATURE(S) OF HOLDER(S)
Certificate Nos. (If Available):

---------------------------------------------
                                                 Dated:                                , 199
                                                       --------------------------------     --
[ ] Check box if Shares will be
   delivered by book-entry transfer              Name(s) of Holders:

Account No.                                      ---------------------------------------------
---------------------------------------
                                                 ---------------------------------------------
                                                 PLEASE TYPE OR PRINT

                                                 ---------------------------------------------
                                                 ADDRESS

                                                 ---------------------------------------------
                                                 ZIP CODE

                                                 ---------------------------------------------
                                                 AREA CODE AND TELEPHONE NO.
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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal properly completed and duly executed with any required signature guarantees or a Book-Entry Confirmation (as defined in "THE TENDER OFFER -- Section 2. Acceptance for Payment and Payment for Shares" of the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

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
--------------------------------------------     --------------------------------------------
                NAME OF FIRM                                 AUTHORIZED SIGNATURE

--------------------------------------------     --------------------------------------------
                  ADDRESS                                           TITLE

--------------------------------------------     Name:
                                                 --------------------------------------------
                  ZIP CODE                                   PLEASE TYPE OR PRINT

--------------------------------------------     Dated:                                 , 199
        AREA CODE AND TELEPHONE NO.                    --------------------------------      --

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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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